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                                                                    EXHIBIT 10.9

                              ACCESS HEALTH, INC.
                           INDEMNIFICATION AGREEMENT


     This INDEMNIFICATION AGREEMENT is made as of the __ day of _____, 1996 by and between Access Health, Inc., a Delaware corporation (the "Corporation"), and the individual whose name appears on the signature page hereof (such individual being referred to herein as the "Indemnified Representative" and, together with other persons who may execute similar agreements, as "Indemnified Representatives").

     WHEREAS, the Indemnified Representative currently is and will be in the future serving in one or more capacities as a director, officer, employee, or agent the Corporation or, at the request of the Corporation, as a director, officer, employee, agent fiduciary, or trustee of, or in a similar capacity for, another corporation, partnership, joint venture, trust, employee benefit plan, or other entity, and in so doing is and will be performing a valuable service to or on behalf of the Corporation;

     WHEREAS, the Board of Directors of the Corporation has determined that, in order to attract and retain qualified individuals, the Corporation will attempt to maintain, at its sole expense, liability insurance to protect persons serving the Corporation and its subsidiaries from certain liabilities. Although the furnishing of such insurance has been a customary and widespread practice among United States based corporations and other business enterprises, the Corporation believes that, given current market conditions and trends, such insurance may be available to it in the future only at higher premiums and with more exclusions. At the same time, directors, officers, and other persons in service to corporations or business enterprises are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the Corporation or business enterprise itself;

     WHEREAS, the Indemnified Representative is willing to continue to serve and to undertake additional duties and responsibilities for and on behalf of the Corporation on the condition that he or she be indemnified contractually by the Corporation; and

     WHEREAS, as an inducement to the Indemnified Representative to continue to serve the Corporation, and in consideration for such continued service, the Corporation has agreed to indemnify the Indemnified Representative upon the terms set forth herein.

     NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Corporation and the Indemnified Representative agree as follows.

     1.   Agreement to Serve. The Indemnified Representative agrees to serve or
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continue to serve for or on behalf of the Corporation in each Official Capacity
(as hereinafter defined) held now or in the future for so long as the Indemnified Representative is duly elected or appointed or until such time as the Indemnified Representative tenders a resignation in writing. This Agreement shall not be deemed an employment contract between the Corporation or any of its subsidiaries and any Indemnified
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Representative who is an employee of the Corporation or any of its subsidiaries.
The Indemnified Representative specifically acknowledges that the Indemnified Representative's employment with the Corporation or any of its subsidiaries, if any, is at will, and that the Indemnified Representative may be discharged at any time for any reason, with or without cause, except as may be otherwise provided in any written employment contract between the Indemnified Representative and the Corporation or any of its subsidiaries, other applicable formal severance policies duly adopted by the board of directors of the Indemnified Representative's employer, or, with respect to service as a director of the Corporation, by the Corporation's Certificate of Incorporation, by-laws, and the Delaware General Corporation Law. The foregoing notwithstanding, this Agreement shall continue in force after the Indemnified Representative has ceased to serve in any Official Capacity for or on behalf of the Corporation or any of its subsidiaries.

     2.   Indemnification.
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          (a) Except as provided in Section 3 and 5 hereof, the Corporation shall indemnify the Indemnified Representative to the fullest extent permitted or authorized under the Corporation's certificate of incorporation, by-laws, or Board resolutions or, if greater, by applicable law, against any Liability (as hereinafter defined) incurred by or assessed against the Indemnified Representative in connection with any Proceeding (as hereinafter defined) in which the Indemnified Representative may be involved, as a party or otherwise, by reason of the fact that the Indemnified Representative is or was serving in any Official Capacity held now or in the future or that arises out of or relates to the Indemnified Representative's service in any Official Capacity, including, without limitation, any Liability resulting from actual or alleged breach or neglect of duty, error, misstatement, misleading statement, omission, negligence, act giving rise to strict or product liability, act giving rise to liability for environmental contamination, or other act or omission, whether occurring prior to or after the date of this Agreement. As used in this Agreement.

              (1) "Liability" means any damage, judgment, amount paid in settlement, fine, penalty, punitive damage, or expense of any nature (including attorneys' fees and expenses);

              (2) "Proceeding" means any threatened, pending, or completed action, suit, appeal, arbitration, investigation, or other proceeding of any nature, whether civil, criminal, administrative, or investigative, whether formal or informal, and whether brought by or in the right of the Corporation, a class of its security holders, or any other party; and

              (3) "Official Capacity" means service to the Corporation as a director or officer or, at the request of the Corporation, as a director, officer, employee, agent, fiduciary, or trustee of, or in a similar capacity for, another corporation, partnership, joint venture, trust, employee benefit plan (including a plan qualified under the Employee Retirement Income Security Act of 1974), or other entity.

          (b) Notwithstanding Section 2(a) hereof, except for a Proceeding brought pursuant to Section 5(d) of this Agreement, the Corporation shall not indemnify the Indemnified Representative under this Agreement for any Liability incurred in a Proceeding initiated by the Indemnified Representative (except with respect to Liabilities in connection with such a Proceeding that relate to

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counter-claims or other claims brought against the Indemnified Representative, or to claims for declaratory relief or to claims brought because of procedural rules encouraging joinder of claims) unless the Proceeding is authorized, either before or after commencement of the Proceeding, by the majority vote of a quorum of the Board of Directors of the Corporation.

          (c) If and to the extent the Corporation has a directors and officers liability insurance policy, the Corporation shall include as a named insured the Indemnified Representative under such policy during the period of the Indemnified Representative's employment by the Corporation and for two years therafter.

     3.   Exclusions.
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          (a) The Corporation shall not be liable under this Agreement to make any payment in connection with any Liability incurred by the Indemnified
Representative:

              (1) to the extent payment for such Liability is made to the Indemnified Representative under an insurance policy obtained by the Corporation;

              (2) to the extent payment is made to the Indemnified Representative for such Liability by the Corporation under its Certification of Incorporation, by-laws, the Delaware General Corporation Law, or otherwise than pursuant to this Agreement;

              (3) to the extent such Liability is determined in a final determination pursuant to Section 5(d) hereof to be based upon or attributable to the Indemnified Representative gaining any personal profit to which such Indemnified Representative was not legally entitled;

              (4) for any claim by or on behalf of the Corporation for recovery of profits resulting from the purchase and sale or sale and purchase by such Indemnified Representative of equity securities of the Corporation pursuant to
Section 16(b) of the Securities Exchange Act of 1934, as amended;

              (5) directly attributable to the conduct of the Indemnified Representative that has been determined in a final determination pursuant to
Section 5(d) hereof to constitute bad faith or active and deliberate dishonesty, in either such case material to the cause of action or claim at issue in the Proceeding, or

              (6) to the extent such indemnification has been determined in a final determination pursuant to Section 5(d) hereof to be unlawful.

          (b) Any act, omission, liability, knowledge, or other fact of or relating to any other person, including any other person who is also an Indemnified Representative, shall not be imputed to the Indemnified Representative for the purposes of determining the applicability of any exclusion set forth herein.

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          (c) The termination of a proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnified Representative is not entitled to indemnification under this Agreement.

     4.   Advancement of Expenses.  Notwithstanding any other provision of this
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Agreement, the Corporation shall pay any Liability in the nature of an expense
(including attorneys' fees and expenses) incurred in good faith by the Indemnified Representative in connection with any Proceeding within thirty (30) days of receipt of a demand for payment by the Indemnified Representative; provided, however, that the Indemnified Representative shall repay such amount if it shall ultimately be determined, pursuant to Section 5(d) hereof, that the Indemnified Representative is not entitled to be indemnified by the Corporation pursuant to this Agreement. The financial ability of the Indemnified Representative to repay an advance shall not be a prerequisite to the making of such advance.

     5.   Indemnification Procedure.
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          (a) The Indemnified Representative shall use his best reasonable efforts to notify promptly the Secretary of the Corporation of the commencement of any Proceeding or the occurrence of any event which might give rise to a Liability under this Agreement, but the failure to so notify the Corporation shall not relieve the Corporation of any obligation which it may have to the Indemnified Representative under this Agreement or otherwise.

          (b) The Corporation shall be entitled, upon notice to the Indemnified Representative, to assume the defense of any Proceeding with counsel reasonably satisfactory to the Indemnified Representative involved in such Proceeding or, if there be more than one (1) Indemnified Representatives involved in such Proceeding, to a majority of the Indemnified Representatives involved in such Proceeding. If, in accordance with the foregoing, the Corporation defends the Proceeding, the Corporation shall not be liable for the expenses (including attorneys' fees and expenses) of the Indemnified Representative incurred in connection with the defense of such Proceeding subsequent to the required notice, unless (i) such expenses (including attorneys' fees) have been authorized by the Corporation or (ii) the Corporation shall not in fact have employed counsel reasonably satisfactory to such Indemnified Representative, or to the majority of Indemnified Representative if more than one (1) is involved, to assume the defense of such Proceeding or (iii) counsel for the Indemnified Representative shall have provided a written legal opinion that there may be a conflict of interest between such Indemnified Representative and other persons represented by legal counsel selected by the Corporation, in any of which events the Indemnified Representative shall be entitled to have the expenses of separate legal counsel paid by the Corporation. The foregoing notwithstanding, the Indemnified Representative may elect to retain counsel at the Indemnified Representative's own cost and expense to participate in the defense of such Proceeding.

          (c) The Corporation shall not be required to obtain the consent of the Indemnified Representative to the settlement of any Proceeding which the Corporation has undertaken to defend if the Corporation assumes full and sole responsibility for such settlement and the settlement grants the Indemnified Representative a complete and unqualified release in respect of the potential Liability. The Corporation shall not be liable for any amount paid by an Indemnified Representative in settlement of any

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Proceeding that is not defended by the Corporation, unless the Corporation has consented to such settlement, which consent shall not be unreasonably withheld.

          (d) Except as set forth herein, any dispute concerning the right to indemnification or advancement of expenses under this Agreement and any other dispute arising hereunder, including but not limited to matters of validity, interpretation, application, and enforcement, shall be determined exclusively by and through final and binding arbitration in Sacramento, California, or other location mutually agreed to, each party hereto expressly and conclusively waiving its, his or her right to proceed to a judicial determination with respect to such matter; provided, however, that in the event that a claim for indemnification against liabilities arising under the Securities Act of 1933 (the "Act") (other than the payment by the Corporation of expenses incurred or paid by a director, officer, or controlling person of the Corporation in the successful defense of any action, suit, or proceeding) is asserted by a director, officer, or controlling person in connection with securities being registered under the Act, the Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of competent jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. The arbitration shall be conducted in accordance with the commercial arbitration rules then in effect of the American Arbitration Association before a panel of three (3) arbitrators, one (1) of whom shall be selected by the Corporation, the second of whom shall be selected by the Indemnified Representative, and the third of whom shall be selected by the other two (2) arbitrators. Each arbitrator selected as provided herein is required to be serving or to have served as a director or an executive officer of a corporation whose shares of common stock, during at least one year of such service, were quoted in the NASDAQ National Market System or listed on the New York Stock Exchange or the American Stock Exchange. The Corporation shall reimburse the Indemnified Representative for the expenses (including attorneys' fees) incurred in prosecuting or defending such arbitration to the full extent of such expenses if the Indemnified Representative is awarded 50% or more of the monetary value of his claim or, if not, to the extent such expenses are determined by the arbitrators to be allocable to the Corporation. It is expressly understood and agreed by the parties that a party may compel arbitration pursuant to this Section 5(d) through an action for specific performance and that any award entered by the arbitrators may be enforced, without further evidence or proceedings, in any court of competent jurisdiction.

          (e) Upon a payment under this Agreement to the Indemnified Representative with respect to any Liability, the Corporation shall be subjugated to the extent of such payment to all of the rights of the Indemnified Representative to recover against any person with respect to such Liability, and the Indemnified Representative shall execute all documents and instruments reasonably required and shall take such other reasonable actions (at the Corporation's expense) as may reasonably be necessary to secure such rights including the execution of such documents as may reasonably be necessary for the Corporation to bring suit to enforce such rights.

     6.   Contribution.  If the indemnification provided for in this Agreement
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is unavailable for any reason to hold harmless an Indemnified Representative in respect of any Liability or portion thereof the Corporation shall contribute to such Liability or portion thereof in such proportion as is appropriate to reflect the relative benefits received by the Corporation and the Indemnified Representative from the transaction giving rise to the Liability.

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     7.   Non-Exclusivity.  The rights granted to the Indemnified Representative
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pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Indemnified Representative may be entitled under statute, the provisions of any certificate of incorporation, by-laws, or agreement, a vote of stockholders or directors, or otherwise, both as to action in an Official Capacity and in any other capacity.

     8.   Reliance on Provisions.  The Indemnified Representative shall be
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deemed to be acting in any Official Capacity in reliance upon the rights of indemnification provided by this Agreement and the indemnification provisions of the Corporation's Certificate of Incorporation and by-laws.

     9.   Severability and Reformation.  Any provision of this Agreement which
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is determined to be invalid or unenforceable in any jurisdiction or under any circumstances shall be ineffective only to the extent of such invalidity or unenforceability and shall be deemed reformed to the extent necessary to conform to the applicable law of such jurisdiction and still give maximum effect to the intent of the parties hereto, which is to provide full and complete indemnification and advancement protection to the Indemnified Representative. Any such determination shall not invalidate or render unenforceable the remaining provisions hereof and shall not invalidate or render unenforceable such provision in any other jurisdiction or under any other circumstances.

     10.  Notices.  Any notice, claim, request, or demand required or permitted
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hereunder shall be in writing and shall be deemed given if delivered personally or sent by telegram or by registered or certified mail, first class, postage prepaid: (i) if to the Corporation to Access Health, Inc., at its principal executive offices, Attention: Secretary, or (ii) if to any Indemnified Representative, to the address of such Indemnified Representative listed on the signature page hereof, or to such other address as any party hereto shall have specified in a notice duly given in accordance with this Section 10, provided that reasonable steps are taken to assure that the notice is actually received by the Person to be notified.

     11.  Amendments:  Binding Effect.  No amendment, modification, termination,
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or cancellation of this Agreement shall be effective as to the Indemnified
Representative unless signed in writing by the Corporation and the Indemnified Representative. This Agreement shall be binding upon the Corporation and its successors and assigns and shall inure to the benefit of the Indemnified Representative's heirs, executors, administrators, and personal representatives.

     12.  Governing Law.  This Agreement shall be governed by and construed in
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accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

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     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first set forth above.

(Corporate Seal)                    ACCESS HEALTH, INC.

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                                    INDEMNIFIED REPRESENTATIVE

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                                    Name
                                    Address
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